Exhibit 99.2

Pineapple Financial Inc. (PAPL) Announces Closing of $1.5 Million Public Offering

Toronto, Ontario--(Newsfile Corp. - May 5, 2025) - Pineapple Financial Inc. (NYSE American: PAPL) (“Pineapple” or the “Company”), a leading Canadian mortgage technology and brokerage firm, today announced the closing of its public offering (the “Offering”) with aggregate gross proceeds to the Company of $1,500,000, prior to deducting fees and other expenses payable by the Company. The Offering consisted of 10,000,000 units, each unit consisting of one common share of the Company and one warrant to purchase one common share of the Company, at a public offering price of $0.15 per unit.

D. Boral Capital LLC acted as exclusive placement agent for the Offering.

Sichenzia Ross Ference Carmel LLP acted as legal counsel to the Company and Lucosky Brookman LLP acted as legal counsel to D. Boral Capital LLC.

The Offering of the securities described above was offered by the Company pursuant to an effective registration statement on Form S-1 (File No. 333-286783), as amended, filed with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on May 1, 2025. The Offering was made only by means of a prospectus. A final prospectus describing the terms of the Offering was filed with the SEC and forms a part of the effective registration statement. Copies of the final prospectus relating to this Offering may be obtained on the SEC’s website at http://www.sec.gov or by contacting D. Boral Capital LLC at 590 Madison Avenue, 39th Floor, New York, NY 10022, by email at info@dboralcapital.com, or by telephone at (212) 970-5150.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Pineapple Financial

Pineapple Financial Inc. (NYSE American: PAPL) is a leading Canadian mortgage technology and brokerage company focused on delivering the ultimate experience for mortgage brokers, lenders, and clients. Pineapple provides cutting-edge tools, marketing automation, analytics, and proprietary technology designed to simplify and enhance the mortgage process. With a growing national footprint and a commitment to innovation, Pineapple is setting a new standard for excellence in the mortgage industry.

For more information, please visit www.gopineapple.com.

Forward-Looking Statements

Certain statements in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” or other similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations that arise after the date hereof, except as may be required by law. These statements are subject to uncertainties and risks including, but not limited to, the uncertainties related to market conditions and the completion of the initial public offering on the anticipated terms or at all, and other factors discussed in the “Risk Factors” section of the registration statement filed with the SEC. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to review other factors that may affect its future results in the Company’s registration statement and other filings with the SEC. Additional factors are discussed in the Company’s filings with the SEC, which are available for review at www.sec.gov.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Media Contact:

For media inquiries, please contact Shubha Dasgupta, Chief Executive Officer, at Pineapple.

Email: shubha@gopineapple.com

Related Links:

https://gopineapple.com

http://empoweredbypineapple.com

Investor Relations Contact:

For investor relations inquiries, please contact Pineapple Financial Inc.

ir@gopineapple.com